                                                                    EXHIBIT 99.1



                   -------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
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
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In re:                                                               DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company
                                                                                    Report Number:         16          Page 1 of 2
                                                                                                     ----------------
Chapter 11                                                                    For the Period FROM:      2/1/2003
Case No. LA 01-44828-SB (Administratively Consolidated with                                          ----------------
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                        TO:      2/28/2003
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)                                                 ----------------
------------------------------------------------------------------   ---------------------------------------------------------------

  1  Profit and Loss Statement (Accrual Basis Only)

     A. Related to Business Operations
        Gross Sales                                                                 $            --
                                                                                    ---------------
        Costs Related to Revenues (Film Cost Amortization)
                                                                                    ---------------
                 Gross Profit                                                                                      --
                                                                                                     ----------------
        Less:  Operating Expenses
        Officer Compensation                                                  20,550
                                                                     ---------------
        Salaries and Wages - Other Employees                                  22,138
                                                                     ---------------
           Total Salaries and Wages                                                          42,688
                                                                                    ---------------
           Employee Benefits and Pensions                                                     2,596
                                                                                    ---------------
        Employer Payroll Taxes/Fees                                            3,307
                                                                     ---------------
        Other Taxes                                                               --
                                                                     ---------------
           Total Taxes                                                                        3,307
                                                                                    ---------------
        Rent and Lease Expense (including parking)                             2,360
                                                                     ---------------
        Distribution/Delivery Expenses                                            36
                                                                     ---------------
        Interest Expense
                                                                     ---------------
        Insurance                                                                 --
                                                                     ---------------
        Automobile Expense/Mileage
                                                                     ---------------
        Utilities (incl. Phone, phone equipment, internet)                       500
                                                                     ---------------
        Depreciation and Amortization
                                                                     ---------------
        Business Equipment Leases                                                260
                                                                     ---------------
        Business Expense reimbursement
                                                                     ---------------
        Storage Expense                                                          601
                                                                     ---------------
        Supplies, Office Expenses, Photocopies, etc.                             532
                                                                     ---------------
        Bad Debts
                                                                     ---------------
        Miscellaneous Operating Expenses                                       3,162
                                                                     ---------------
           Total Operating Expenses                                                          56,042
                                                                                    ---------------
                 Net Gain/Loss from Business Operations                                                       (56,042)
                                                                                                     ----------------
     B. Not related to Business Operations
        Income
           Interest Income
                                                                                    ---------------
           Other Non-Operating Revenues                                                          --
                                                                                    ---------------
           Gross Proceeds on Sale of Assets                                       --
                                                                     ---------------
           Less:  Original Cost of Assets plus expenses of sale                   --
                                                                     ---------------
                 Net Gain/Loss on Sale of Assets                                                 --
                                                                                    ---------------
           Total Non-Operating Income                                                                              --
                                                                                                     ----------------
        Expenses Not Related to Business Operations
           Legal and Professional Service Fees                                                7,009
                                                                                    ---------------
           Other Non-Operating Expenses (Board/Trustee fees)                                  3,500
                                                                                    ---------------
           Total Non-Operating Expenses                                                                        10,509
                                                                                                     ----------------
     NET INCOME/(LOSS) FOR PERIOD                                                                           $ (66,551)
                                                                                                     ================

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DEBTOR IN POSSESSION OPERATING REPORT NO: 16                         Page 2 of 2
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  2  Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                  Accounts        Accounts
                                                   Payable       Receivable
                                                  --------       ----------
             Current     Under 30 days                                   --
                                                 --------------------------
             Overdue        31-60 days                    --             --
                                                 --------------------------
             Overdue        61-90 days                    --
                                                 --------------------------
             Overdue       91-120 days                    --
                                                 --------------------------
             Overdue     Over 121 days                    --
                                                 --------------------------
                     Due in the Future                    --      1,241,500
                                                 --------------------------
                                 TOTAL                    --      1,241,500
                                                 --------------------------

  3  Statement of Status of Payments to Secured Creditors and Lessors:

     No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

  4  Tax Liability

     No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

  5  Insurance Coverage                                     Carrier/      Amount of        Policy        Premium Paid
                                                           Agent Name      Coverage    Expiration Date   Through Date
                                                           ----------     ---------    ---------------   ------------
     Worker's Compensation (RENEWED)                        St. Paul      1,000,000      1/14/2004         1/14/2004
     Commercial Property (RENEWED)                          St. Paul      2,000,000      2/14/2004         2/14/2004
     Errors & Omissions - Library (RENEWED)                 St. Paul      3,000,000       3/3/2004         3/3/2004
     Employment Practices Liability (RENEWED-run off)     Nat'l Union     5,000,000      10/30/2003       10/30/2003

  6  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?
        [ ]    Yes            Explain:
        [X]    No

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?
        [ ]    Yes            Explain:
        [X]    No

  7  Statement on Unpaid Professional Fees (Postpetition Amounts Only)

     Total unpaid post-petition Professional Fees during the
     reporting period:      $835,796.09

  8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

     None.

  9  Quarterly Fees:

     Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                        /s/ Alice P. Neuhauser
                                        ----------------------------------------
                                        Debtor in Possession